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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2000

LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-59597 (Commission File No.)	39-1715851 (I.R.S. Employer Identification No.)

Lake Superior Place, 21 West Superior Street, Duluth, MN 55802-2067
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (218) 725-0100

Item 5.  Other Events

    The Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc., at December 31, 1999 and 1998 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Lakehead Pipe Line Company, Inc., is the General Partner of Lakehead Pipe Line Partners, L.P., and Lakehead Pipe Line Company, Limited Partnership.

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
23.1	Consent of Independent Accountants
99.1	Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc. at December 31, 1999 and 1998, together with Report of Independent Public Accountants.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP (registrant)
By:	Lakehead Pipe Line Company, Inc. as General Partner
/s/ J.L. BALKO J.L. Balko Chief Accountant (Principal Financial and Accounting Officer)

Date: November 15, 2000

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE